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                      SECURITIES AND EXCHANGE COMMISSION



                            WASHINGTON, D.C. 20549


                                ----------------



                                  FORM 8-K/A


                                AMENDMENT NO. 1
             TO CURRENT REPORT ON FORM 8-K DATED FEBRUARY 27, 1996
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 27, 1996


                            Team Rental Group, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                   0-23962                     59-3227576
        --------                   -------                     ----------
(State of incorporation)  (Commission File Number)  (IRS Employer Identification No.)


             125 Basin Street
          Daytona Beach, Florida                          32114
          ----------------------                         -------
 (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code: (904) 238-7035


                                Not Applicable
 -----------------------------------------------------------------------------

         (Former name or former address, if changed since last report)


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




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  The following audited financial statements of Arizona Rent-a-Car Systems, Inc., together with a manually signed independent auditors report thereon and the notes thereto, are included in Exhibit 99.2:

                  (i)      Independent Auditor's Report;

                  (ii) Consolidated Balance Sheets as of February 29, 1996 and February 28, 1995;
                  (iii) Consolidated Statements of Loss and Retained Earnings for the Years Ended February 29, 1996 and February 28, 1995;

                  (iv) Consolidated Statements of Cash Flows for the Years Ended February 29, 1996 and February 28, 1995;

                  (v)      Notes to Consolidated Financial Statements;

                  (vi)     Independent Auditor's Report;

                  (vii) Consolidated Balance Sheets as of February 28, 1995 and 1994;
                  (viii) Consolidated Statements of Income and Retained Earnings for the Years Ended February 28, 1995 and 1994;

                  (ix) Consolidated Statements of Cash Flows for the Years Ended February 28, 1995 and 1994; and

                  (x)      Notes to Consolidated Financial Statements.

         (b)      Pro Forma Financial Information.

                  The unaudited Pro Forma Combined Consolidated Financial Statements of the Registrant for the year ended December 31, 1995, and the notes thereto, are included in Exhibit 99.3.

         (c)      Exhibits.

                  *2.1 Stock Purchase Agreement by and among Registrant, Arizona Rent-a-Car Systems, Inc., David Katzin, Bob Katzin, Jon David Katzin, Gabrielle de Lavigne, the David Katzin Irrevocable Trust (dated November 17,
                           1989), and Katzin Investments L.C., dated as of December 21, 1995. The Exhibits and Disclosure Schedules which are referenced in the table of contents and elsewhere in the Stock Purchase Agreement are hereby incorporated by reference. Such Exhibits and Disclosure Schedules have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

                  *4.1 Registration Rights Agreement among Team Rental Group, Inc. and Katzin Investments L.C., dated February 27, 1996.

                  23.1     Consent of Michael Silver & Company
- --------
                  *Previously filed.

                  *99.1 Text of Press Release of Team Rental Group, Inc., dated February 28, 1996.

                  99.2 Financial Statements of Arizona Rent-a-Car Systems, Inc., as described in Item 7(a) of this Form 8-K/A.

                  99.3 Unaudited Pro Forma Financial Statements (Unaudited) of the Registrant, as described in Item 7(b) of this Form 8-K/A.

- --------
*Previously filed.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    TEAM RENTAL GROUP, INC.
                                    Registrant



Date: May 13, 1996                  By: Donald Norwalk
                                        ------------------------------
                                         Donald Norwalk
                                         Vice President and Treasurer

                               INDEX TO EXHIBITS

EXHIBIT NUMBER AND DESCRIPTION                                                              PAGE
- ------------------------------                                                              ----
*2.1       Stock Purchase Agreement by and among Registrant, Arizona Rent-a-Car
           Systems, Inc., David Katzin, Bob Katzin, Jon David Katzin, Gabrielle de
           Lavigne, the David Katzin Irrevocable Trust (dated November 17, 1989), and Katzin Investments L.C., dated as of December 21, 1995.  The Exhibits and Disclosure Schedules which are referenced in the table of contents and elsewhere in the Stock Purchase Agreement are hereby incorporated by reference.  Such Exhibits and Disclosure Schedules have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.
*4.1       Registration Rights Agreement among Team Rental Group, Inc.  and Katzin
           Investments L.C., dated February 27, 1996.
23.1       Consent of Michael Silver & Company
*99.1      Text of Press Release of Team Rental Group, Inc., dated February 28,
           1996.
99.2       Financial Statements of Arizona Rent-a-Car Systems, Inc., as
           described in Item 7(a) of this Form 8-K/A.
99.3       Unaudited Pro Forma Financial Statements (Unaudited) of the
           Registrant, as described in Item 7(b) of this Form 8-K/A.














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* Previously filed.